                                                                  EXHIBIT 10.111


                               CUSTODIAL AGREEMENT


         This Custodial Agreement (the "Agreement") is dated as of September 1, 1999 by and between HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as custodian ("Custodian") and as trustee ("Trustee") and trust collateral agent ("Agent"), and NATIONAL AUTO FINANCE COMPANY, INC., as Servicer (the "Company" or "NAFCO").


                                    RECITALS


         A. Company and Trustee are entering into this Agreement to provide for perfection of the pledge of assets pursuant to the Indenture, dated as of September 1, 1999, ("Indenture") between National Auto Finance 1999-1 Trust (the "Trust") and Agent and the Sale and Servicing Agreement, dated as of September 1, 1999, ("Sale and Servicing Agreement") among National Financial Auto Funding Trust ("Funding Trust"), NAFCO, Trust and Agent. Financial Security Assurance, Inc. ("FSA") is the insurer in respect of the Indenture and the Sale and Servicing Agreements.

         B. Company and Trustee have requested that Custodian act as agent of Trustee pursuant to the terms of this Agreement.

         NOW THEREFORE, in consideration of the foregoing recitals which are incorporated herein and for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. Any capitalized terms used in this Agreement without definition, shall have the meaning given to such terms in the Indenture or the Sale and Servicing Agreement.

                  (a) For purposes of this Agreement, the term "Custodian Documents" shall mean with respect to each contract file, (i) the fully executed original of the contract, (ii) the original certificate of title, and (iii) such other documents as NAFCO chooses to maintain in its files in accordance with customary practices and procedures to evidence that a financed vehicle is owned by the obligor and subject to the interest of NAFCO as first lienholder or secured party under the Indenture and Sale and Servicing Agreement.

         2. APPOINTMENT OF CUSTODIAN. Subject to the terms and conditions set forth herein, Trustee on behalf of the Trust hereby revocably appoints the Custodian to fulfill those obligations specifically set forth herein and Custodian hereby accepts such appointment, and agrees to act as bailee and agent on behalf of Trustee and NAFCO to maintain exclusive custody and possession of the Custodian Documents which may from time to time comprise part of the Trust Assets pursuant to the terms herein. In performing its duties hereunder, Custodian shall exercise such standards of care as it exercises in maintaining motor vehicle installment sale contracts as customary in the industry and no less than the standard it maintains for other


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custodial accounts. FSA hereby directs the Trustee to appoint the Custodian, as custodian hereunder.

         3. RECEIPT OF CUSTODIAN DOCUMENTS. Custodian hereby acknowledges receipt of the contract files for each contract file set forth in Exhibit 1 attached hereto and made a part hereof, further acknowledge that such Contract Files contain all of the Receivables set forth on the Receivable Schedule attached to the Sale and Servicing Agreement as Exhibit A thereto and further acknowledges the receipt of such Contract Files with the exception of any files set forth on Schedule 2 hereto. Custodian will review the Custodian Documents and designate any deficiencies or discrepancies in such files as set forth on
Exhibit 1 within 45 days from the date hereof.

         4. MAINTENANCE OF CUSTODIAN DOCUMENTS. Custodian agrees to maintain the Custodian Documents in its possession at its office located at 111 West Monroe Street, LLW-B2 Vault, Chicago, Illinois 60603 or, subject to the prior written consent of the Insurer, at such other location as Custodian shall give Trustee thirty (30) days advance written notice. It is intended that by the Custodian's possession of the Custodian Documents pursuant to this Agreement that the Trustee will be deemed to have possession of the Custodian Documents for purposes of Section 9-305 of the UCC as in effect in the state in which the Custodian Documents are located.

         5. DUTIES OF CUSTODIAN. (a) SAFEKEEPING. The Custodian shall hold the Custodian Documents and any amendment, replacement or supplement thereto in a fire-and water-proof location as bailee on behalf of the Trustee. The Custodian shall identify on the books and records of the Custodian the Trustee's interest in the Custodian Documents. The Custodian shall conduct, or cause to be conducted, periodic physical inspections of the Custodian Documents held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Trustee and the Custodian to verify the accuracy of the Custodian's inventory and record keeping with respect to the Custodian Documents all in accordance with the Custodian's normal internal audit procedures in effect from time to time. The Custodian shall promptly notify Trustee and NAFCO of any material breach of Custodian's obligations hereunder and shall promptly take appropriate action to remedy any such failure. In acting as Custodian and bailee, Custodian shall not assert any beneficial ownership interest in the Custodian Documents.

                  (b) ACCESS TO RECORDS. Subject only to the Custodian's security requirements applicable to its own employees having access to similar records held by Custodian, Custodian shall permit NAFCO and Trustee or their duly authorized representatives, attorneys or auditors to inspect the Custodian Documents and related accounts, records and computer systems maintained by the Custodian relating to Custodian's obligations under this Agreement at such times as NAFCO or Trustee may reasonably request following two (2) Business Days advance notification. Custodian shall maintain a complete and accurate record of all Custodian Documents forwarded to NAFCO and shall maintain copies of each Request for Release (as defined below) in its own records.

                  (c) RELEASE OF DOCUMENTS. Custodian may release such Custodian Documents (the "Requested Custodian Documents") to NAFCO, or such party then servicing such Custodian Documents (the "Servicer"), as are requested in writing by the Servicer for any


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Permitted Purpose (as defined below) pursuant to a request for release in the form of Exhibit 2 hereto (a "Request for Release"). Custodian shall make such Requested Custodian Documents available to Servicer within two (2) business days of Servicer's written request. During the time that the Servicer is in possession or control of the Requested Custodian Documents, the Servicer shall hold such documents as bailee in trust for Trustee. Each Request for Release shall constitute a representation by the Servicer that (i) such release is in the ordinary course of its business (a) in connection with the release of collateral securing such Contract after satisfaction of the related indebtedness thereunder or in connection with correcting vehicle lienholder or similar information on a Contract or title document, (b) in connection with the obligor placing a second lien on the financed vehicle, (c) as required to retitle a vehicle in a new state or (d) in connection with payments of insurance proceeds or (ii) such contract has been retransferred to the Transferor in accordance with the Indenture and the Sale and Servicing Agreement (each of the foregoing, a "Permitted Purpose"). In addition, if such Request for Release is in connection with a payoff of the related contract or the application of insurance proceeds such Request for Release shall contain a representation that the proceeds of such payoff or insurance have been or will be remitted to the appropriate account. Each such Request for Release shall constitute an obligation of NAFCO to return such Custodian Documents unless the need therefore has ceased or the related Receivable shall have been paid in full as certified in writing to the Custodian by the Servicer's submission of a Request for Release.

                  (d) REPORTS. Custodian shall prepare and deliver to Trustee and NAFCO, on the 5th day of each August, November, February and May, a report (which may be delivered electronically) indicating (1) the Custodian Documents remaining in the possession of the Custodian, (2) any remaining deficiencies in the documentation which comprise the Custodian Documents, and (3) any other documents relating to the contract files. The form of the report will be substantially identical to Exhibit 3 attached hereto.

                  (e) The Custodian shall retain possession of the Custodian Document for each assigned account until receipt of written notice from NAFCO that the related account has been determined to be a contract that is a Liquidated Receivable during the current month.

         6. INSTRUCTIONS; AUTHORITY TO ACT. Upon receipt by Custodian of reasonable written instructions certified by an authorized officer of the Servicer and/or the Trustee, Custodian shall be deemed to have received proper instruction from such party regarding the Custodian Documents which are the subject of such written instruction. The Servicer and/or the Trustee will provide to the Custodian a list of such authorized officers with specimen signatures as well as an updated list from time to time.

         7. CUSTODIAN FEES. Custodian shall receive fees from the Servicer pursuant to the fee schedule attached as Schedule A. Custodian shall provide to the Servicer a monthly fee bill detailing the activity and associated fees and expenses for the prior month, and custodian fee shall be payable by the Servicer within 30 days after receipt of billing. Trustee shall not be liable for the payment of any such unpaid fees or expenses.

         8. INDEMNIFICATIONS. NAFCO agrees to indemnify the Custodian and its respective officers, directors, employees and agents for any and all liabilities, losses, costs and expenses that may be incurred by Custodian arising out of or in connection with this Agreement, except

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for any such liabilities, losses, costs or expenses incurred by Custodian as a result of Custodian's negligence, willful misconduct or bad faith. This right of indemnification shall survive the termination of this Agreement, and the resignation or removal of the Custodian or Trustee under the Agreements. The costs and expenses of enforcing this indemnity shall be paid by NAFCO. The Custodian agrees to indemnify, defend and hold harmless the Company and the Trustee, their respective officers, directors, employees and agents from and against any and all claims, expenses, liabilities, obligations, losses, damages, injuries (to person, property, or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, payments, costs, or expenses (including reasonable attorney's and agent's fees and expenses) of whatever kind which may be imposed on or incurred by the Company and the Trustee arising from the gross negligence or willful misconduct of the Custodian in maintaining custody of the Custodian Documents pursuant to this Agreement; provided, however, that the Custodian will not be liable to an indemnified party to the extent that any such amount resulted from the gross negligence or willful misconduct of the Company or FSA; and provided further that the Custodian will not be liable for any such liability, obligation, loss, damage, payment, cost or expense that resulted from any act or omission to act by it done in conformity with the written instructions of such indemnified party.

         9. REGARDING CUSTODIAN. The Custodian undertakes to perform such duties and only such duties as are specifically set out in this Agreement. In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates, opinions or other papers or documents furnished to the Custodian which conform to the requirements of this Agreement, and which the Custodian reasonably believes to be genuine and signed or presented by the proper party or parties. The Custodian shall not be required to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it. Custodian shall be entitled to rely and act upon the advice of counsel with respect to its performance of its obligations under this Agreement and shall incur no liability of any kind for any actions taken in good faith pursuant to such advice, provided that such action does not constitute a violation of applicable state or federal law.

         10. TERM AND TERMINATION; AMENDMENT. This Agreement shall become effective as of the date hereof and will supersede any prior agreement or understanding between NAFCO and the Custodian with respect to the subject matter hereof. It is agreed that NAFCO or FSA may terminate this Agreement at anytime without cause upon sixty (60) days prior written notice to the parties hereto with the consent of the Trustee. In addition, this Agreement will terminate if and to the extent that the Indenture or the Sale and Servicing Agreement terminates. The Trustee shall deliver notice of such termination to the Custodian within fifteen (15) days of its receipt of written notice of such termination. Upon such termination the Custodian will separate all Custodian Documents from the files it maintains and shall deliver the Custodian Documents to such person as Trustee (acting at the direction of FSA) shall direct. This Agreement may not be modified, altered or amended except by an agreement in writing executed by each of the parties hereto with the consent of Funding Trust and FSA.

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


         11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         12. NOTICES. All written notices, communications, or demands, and delivery of documents shall be personally delivered, sent via overnight delivery service, via facsimile (upon receipt of confirmation of error-free transmission) or mailed via U.S. mail, return receipt requested and shall be deemed duly given upon receipt by the parties at their respective addresses set forth below or at such other address as any party notifies the other parties hereto of in writing:

                  Custodian:               Harris Trust and Savings Bank
                                           111 W. Monroe Street, LLW-B2 Vault
                                           Chicago, Illinois 60603
                                           Fax: (312)461-1522

                  with a copy to:          Harris Trust and Savings Bank
                                           311 W. Monroe Street, 12th Floor
                                           Chicago, Illinois 60606
                                           Attn: Indenture Trust Division
                                           Fax: (312)461-3525

                  NAFCO:                   National Auto Finance Company, Inc.
                                           10302 Deerwood Park Blvd., Suite 100
                                           Jacksonville, Fla. 32256
                                           Fax: (904)996-2500

                  Trustee:                 Harris Trust and Savings Bank
                                           311 West Monroe Street
                                           Chicago, Illinois 60606
                                           Attention: Indenture Trust Division

         13. BINDING EFFECT; THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but Custodian may not assign or delegate any of its rights or obligations hereunder without the prior written consent of Trustee (acting at the written direction of FSA) and NAFCO. Concurrently with the appointment of any successor custodian, this Agreement shall be amended to install such successor custodian as successor to Custodian, provided, that any merger or consolidation pursuant to Section 17 hereof shall not require an amendment. Nothing contained herein shall release Trustee or NAFCO from their respective obligations to the other under the Indenture or the Sale and Servicing Agreement. FSA and its successors and assigns shall be Third-Party beneficiaries to the provisions of this Agreement and shall be entitled to enforce the provisions of this Agreement as if it were a party hereto.

         14. COUNTERPARTS. This Agreement may be executed in two or more counterparts with the same effect as if all parties had signed the same document. All such counterparts shall


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


be deemed an original, shall be construed together and shall constitute one and the same instrument.

         15. THIRD PARTY CLAIMS. In the event that (i) Trustee, NAFCO or Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodian Document or (ii) a third party shall institute any court proceeding by which any Custodian Document shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. Custodian shall continue to hold and maintain all Custodian Documents that are the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, Custodian shall dispose of such Custodian Documents as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement. Expenses of Custodian incurred as a result of such proceedings shall be borne by NAFCO.

         16. INSURANCE OF CUSTODIAN. Custodian shall, at its own expense, maintain at all times during the term of this Custodial Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance,
(c) fire insurance, and (d) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by banks that act as custodian in similar transactions.

         17. MERGER OR CONSOLIDATION OF CUSTODIAN. Any corporation, banking association or trust company into which Custodian may be merged or converted or consolidated with, or any corporation, banking association or trust company resulting from any merger, conversion or consolidation to which Custodian shall be a party, or any corporation, banking association or trust company succeeding to all or substantially all the corporate trust business of Custodian, shall be the successor of Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         18. JURISDICTION: VENUE AND WAIVER OF JURY TRIAL. NAFCO, CUSTODIAN AND TRUSTEE HEREBY IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT SHALL BE LITIGATED, ONLY IN COURTS HAVING A SITUS WITHIN THE STATE OF NEW YORK. NAFCO, CUSTODIAN AND TRUSTEE HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID STATE. CUSTODIAN HEREBY IRREVOCABLY DESIGNATES HARRIS TRUST & SAVINGS BANK, 88 PINE STREET, WALL STREET PLAZA, 19TH FLOOR, NEW YORK, NY 10005, FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON CUSTODIAN PROVIDED THAT A COPY OF SUCH PROCESS BE DELIVERED TO CUSTODIAN PURSUANT TO THE PROVISIONS OF SECTION 12 ABOVE. NAFCO, CUSTODIAN AND TRUSTEE HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION


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


BROUGHT AGAINST THEM BASED UPON, RELATED TO OR FROM THIS AGREEMENT.

         NAFCO, CUSTODIAN AND TRUSTEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, RELATED TO OR FROM, THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY NAFCO, CUSTODIAN AND TRUSTEE, AND NAFCO, CUSTODIAN AND TRUSTEE ACKNOWLEDGE THAT NO PERSON HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. NAFCO, CUSTODIAN AND TRUSTEE ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT NAFCO, CUSTODIAN AND TRUSTEE HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. NAFCO, CUSTODIAN AND TRUSTEE FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.



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


         IN WITNESS WHEREOF, each of the parties hereto have executed this Agreement as of the date first above written.

                                              HARRIS TRUST AND SAVINGS BANK,
                                              as Custodian

                                              /s/ KEITH RICHARDSON
                                              -------------------------------
                                              By:  Keith Richardson
                                              Title: Assistant Vice President


                                              HARRIS TRUST AND SAVINGS BANK,
                                              as Trustee


                                              /s/ KEITH RICHARDSON
                                              -------------------------------
                                              By:  Keith Richardson
                                              Title:  Assistant Vice President


                                              NATIONAL AUTO FINANCE
                                              COMPANY, INC.

                                              /s/ KEITH B. STEIN
                                              -------------------------------
                                              By: Keith B. Stein
                                              Title: Chairman of the Board




Acknowledged and Agreed

FINANCIAL SECURITY ASSURANCE INC.

/s/ AUTHORIZED SIGNATURE
---------------------------
By:
Title:

                                                                    Exhibit 1 to
                                                             Custodial Agreement


                             Custodian Certification


Harris Trust and Savings Bank
311 Monroe Street, 12th Floor
Chicago, ILL  60606
Attn: Indenture Trust Division

         Re:      Custodial Agreement (the "Custodial Agreement") dated as of
September 1, 1999 by and between HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation as custodian ("Custodian") as trustee ("Trustee") and as trust collateral agent, and NATIONAL AUTO FINANCE COMPANY, INC., as Servicer.

Ladies and Gentlemen:


In accordance with the provisions of Section 3 of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that, as to each contract listed in the contract list dated ________________, 19__, attached hereto as Schedule 1, it has reviewed the documents delivered to it pursuant to Section 3 of the Custodial Agreement and has determined that, except as noted in the attached
Schedule 1, (a) all documents specified in clauses (i) through (iii) of the definition of the term Custodian Documents (as such term is defined in the Custodial Agreement) are in its possession, (b) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such contract, and (c) based on its examination, and only as to the foregoing documents, the information set forth in the contract list respecting such contract accurately reflects the information set forth in the file for such contract. Custodian has made no independent examination of such documents beyond the review specifically required in the above-referenced Custodial Agreement. Custodian makes no representations as to the: (i) validity, legality, sufficiency, enforceability or genuineness of any such documents contained in each or any of the contracts identified on the contract list, or (ii) collectability, insurability, effectiveness or suitability of any such contract.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                                  HARRIS TRUST AND SAVINGS BANK,
                                                  as Custodian


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                                      Schedule 1

                                List of Contracts

                                                                      Schedule 2

                         List of Excluded Contract Files

                                                                    Exhibit 2 to
                                                             Custodial Agreement

                        REQUEST FOR RELEASE OF DOCUMENTS
To:
                  Re:

         Reference is made to that certain Custodial Agreement (the "Custodial Agreement") dated as of September 1, 1999 by and between HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation as custodian ("Custodian"), as trustee ("Trustee") and as trust collateral agent, and NATIONAL AUTO FINANCE COMPANY, INC., as Servicer. Capitalized terms used herein shall have the same meanings assigned to such terms in the Custodial Agreement. In connection with the administration of the contracts and related contract files held by you as Custodian, we request the release, and acknowledge receipt, of the (contract file/specify documents) for the contract(s) described below, for the reason(s) indicated.

Obligor's Name, Address & Zip Code:

Contract Number:

Reason for Requesting Documents (check one)

              1.      Contract Paid in Full
-----
              2.      Repossession of related vehicle
-----
              3.      Contract substituted with alternate contract to be
----- delivered to Custodian with a revised contract schedule indicating substitutions

              4.      Contract liquidated by ______________
-----
              5.      Contract redelivered pursuant to the Sale and Servicing
-----                 Agreement

              6.      Other (explain)
-----

         If item 1, 3, 4 or 5 above is checked, and if all or part of the contract files were previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified contract.

         If item 6 above is checked, and "Correction" is indicated, please note the following (set forth how many contract files are requested and the principal balances of the related contracts).

         This request shall constitute a representation by the undersigned that
(i) such release is in the ordinary course of its business (a) in connection with the release of collateral securing such contract after satisfaction of the related indebtedness thereunder or in connection with correcting vehicle lienholder or similar information on a contract or title document, (b) in connection with the obligor placing a second lien on the financed vehicle,
(c) as required to retitle a vehicle in a new state or (d) in connection with payments of insurance proceeds or (ii) such contract has been retransferred to the Transferor in accordance with the Indenture or Sale and Servicing Agreement. In addition, the undersigned hereby represents that the proceeds have been or will be remitted to the appropriate account.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:
                                               Date:                   , 199
                                                    -------------------     --
cc:

                                                                    Exhibit 3 to
                                                             Custodial Agreement


                                Custodian Report
Harris Trust and Savings Bank
311 Monroe Street, 12th Floor
Chicago, ILL 60606

National Auto Finance Company
10302 Deerwood Park Blvd., Suite 100
Jacksonville, Fla.  32256

Financial Security Assurance Inc.
350 Park Avenue
New York, NY 10022
Attn:    Surveillance Department
         Re: National Auto Finance Company Inc.

Re: Custodial Agreement (the "Custodial Agreement") dated as of September 1, 1999 by and between HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as custodian ("Custodian"), as trustee ("Trustee") and as trust collateral agent, and NATIONAL AUTO FINANCE COMPANY, INC., as Servicer.

Ladies and Gentlemen:

                  In accordance with the provisions of Section 5(d) of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that:

                  1. Attached as Exhibit 2 hereto is a list of the Custodian Documents remaining in the Custodian's possession.

                  2. Attached as Exhibit 3 hereto is a list of any remaining deficiencies in the documentation which comprise the Custodian Documents.


                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                              HARRIS TRUST AND SAVINGS BANK,
                                              as Custodian


                                              By:
                                                 ------------------------
                                                 Name:
                                                 Title:

                                                                    Exhibit 4 to
                                                             Custodial Agreement